EXHIBIT 10.19


                                  AMENDMENT SIX
                                     TO THE
                            MANAGED NETWORK AGREEMENT
                                     BETWEEN
                       SPRINT COMMUNICATIONS COMPANY, L.P.
                                       AND
                               BRIDGE DATA COMPANY

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

The Managed Network Agreement ("Agreement") between Sprint Communications Company, L.P. ("Sprint") and Bridge Data Company ("Bridge"), having an effective date of March 1, 1995, as amended, is hereby further amended as set forth below.

WHEREAS, Sprint and Bridge have previously entered into an Agreement for the provision of managed network services; and

WHEREAS, Sprint and Bridge desire to amend the Agreement.

NOW THEREFORE, the parties mutually agree to the following:

1. Attachment B. The following item is hereby incorporated into Attachment B - MISCELLANEOUS CHARGES:

         III.     CD-ROM CHARGES

                  Provides electronic format for Frame Relay Billing
                  Customer's monthly recurring charge for receipt of it's invoice on CD-ROM is *

2. All other terms and conditions of the Agreement shall remain in full force and effect, except as expressly stated herein.

IN WITNESS WHEREOF, the parties have executed this Amendment Five as of the date of the last signature below.

SPRINT COMMUNICATIONS CO., L.P.              BRIDGE DATA COMPANY

/s/ George Putney                            /s/ Kevin J. Schott
----------------------------------           ----------------------------------
Signature                                    Signature


George Putney                                Kevin J. Schott
----------------------------------           ----------------------------------
Printed Name                                 Printed Name


Branch Manager                               Vice President/Controller
----------------------------------           ----------------------------------
Title                                        Title


5/23/97                                      5/23/97
----------------------------------           ----------------------------------
Date                                         Date


* CONFIDENTIAL TREATMENT REQUESTED
Bridge/Sprint Confidential               -1-